                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 15, 2002



                     HERITAGE FINANCIAL HOLDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


      000-31825                                           63-1259533
(Commission File No.)                      (I.R.S. Employer Identification No.)


                              211 Lee Street, N.E.
                             Decatur, Alabama 35601
                    (Address of Principal Executive Offices)


                                 (256) 355-9500
              (Registrant's Telephone Number, Including Area Code)


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Item 7.  Financial Statements and Exhibits

         (c.)     Exhibits

         EXHIBIT
         NO.                                         DESCRIPTION

         (99)-1                             Press Release dated March 13, 2002.
         (99)-2                             Press Release dated March 13, 2002.

Item 9.  Regulation FD Disclosure

         On March 13, 2002, Heritage Financial Holding Corporation issued two press releases. The first press release announced earnings for the year ended December 31, 2001. The second press release announced the retirement of Reggie Gilbert as President, Chief Executive Officer and director of Heritage Financial Holding Corporation and Heritage Bank. Both press releases are attached hereto as Exhibits (99)-1 and (99)-2, respectively.

         This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           HERITAGE FINANCIAL HOLDING CORPORATION


                           By    /s/ Harold B. Jeffreys
                             --------------------------------------------------
                                             Harold B. Jeffreys
                                 Acting President and Chief Executive Officer


Dated: March 15, 2002